Exhibit 10.1

CONFIDENTIAL TREATMENT

        A portion of this exhibit has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portion is marked with the word “(CONFIDENTIAL)".

ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement, dated as of January 1, 2005 (this “Agreement”), is entered into by and among Lumenis Inc., a Massachusetts company (“Lumenis”), Eclipse Medical, Ltd., a Texas limited partnership (“Eclipse”), O’Brien Medical, Ltd., a Texas limited partnership (“OB Medical”), O’Brien Holdings, LLC, a Texas limited liability company (“OB Holdings”), Thomas M. O’Brien, a resident of the State of Texas, Paul O’Brien, a resident of the State of Texas and Kevin O’Brien, a resident of the State of Texas (together with Thomas M. O’Brien and Paul O’Brien, the “Principals,” and the Principals together with Eclipse, OB Medical, OB Holdings and their respective Affiliates, the “Eclipse Parties”).

RECITALS

    A.        Lumenis and Eclipse are parties to a Distribution Agreement, dated as of December 31, 2001 (the “Distribution Agreement”), and a Transition Agreement, dated as of November 19, 2004 (the “Transition Agreement”).

    B.        Eclipse has promised to pay to the order of Lumenis the principal sum of $1,250,000, together with interest, pursuant to a Promissory Note and Security Agreement, dated as of January 9, 2002 (the “Promissory Note”), and each of OB Medical, OB Holdings and the Principals guarantees a portion of the obligations of Eclipse under the Promissory Note pursuant to a Guaranty of Payment by OB Medical, OB Holdings and the Principals entered into in connection with the Promissory Note (the “Guarantees”).

    C.        OB Medical and OB Holdings are Affiliates of, and the Principals are limited partners of, Eclipse.

    D.        The parties wish to enter into this Agreement in settlement of any and all outstanding disputes and obligations between the Eclipse Parties, on the one hand, and Lumenis, on the other hand, arising under or in connection with the Distribution Agreement, the Transition Agreement, the Promissory Note and the Guarantees.

    E.        Capitalized terms used in this Agreement without definition have the meanings specified in the Distribution Agreement.

AGREEMENT

ARTICLE I
TERMINATION

Section 1.1	Termination of Transition Agreement and Distribution Agreement.

        (a) The Transition Agreement is hereby terminated in its entirety and is null and void and of no further effect.

        (b) The Distribution Agreement is hereby terminated in its entirety, including but not limited to Section 6.A. of the Distribution Agreement, and is null and void and of no further effect. Sections 5.C., 5.D., 5.E., 6.B. and 6.C. of the Distribution Agreement, as modified by this Agreement, are hereby incorporated by reference into this Agreement in their entirety, and form part of the terms and provisions of this Agreement.

ARTICLE II
PURCHASE OF LUMENIS BUSINESS ASSETS

Section 2.1	Purchase and Sale.

        In consideration of the agreements and releases set forth in this Agreement, at the Closing and effective as of the date of this Agreement:

        (a) Lumenis will purchase from the Eclipse Parties, and each of Eclipse, OB Medical, OB Holdings and the Principals agrees to sell, transfer, assign, convey and deliver (and cause to be sold, transferred, assigned, conveyed and delivered) to Lumenis, all right, title and interest of the Eclipse Parties in and to the following assets forming part of Lumenis Business Assets (collectively, the “Purchased Assets”), free and clear of all liens, for the consideration set forth in Section 2.3:

(i) all service contracts entered into by an Eclipse Party pursuant to which an Eclipse Party performs maintenance or other services on Lumenis Products (collectively, the “Service Agreements”);

(ii) all sale orders for Lumenis Products entered into by an Eclipse Party remaining unfilled at Closing (collectively, the “Sale Orders”); and

(iii) all of the records of the Eclipse Parties relating to (x) the customers who have purchased Lumenis Products from an Eclipse Party at any time, whether before or after December 31, 2001, and/or who have entered into any Service Agreement or Sale Order, (y) the Service Agreements, including but not limited to, a list of all Service Agreements with renewal dates, and (z) the Sale Orders, including but not limited to, a list of all Sale Orders with delivery or installation dates.

        (b) Eclipse will deliver the Purchased Assets to Lumenis at Lumenis’ offices specified in Section 5.1 at the Closing; and

        (c) Lumenis acknowledges that the termination of the Distribution Agreement extinguishes any and all rights that Lumenis had or may have to the names, “Eclipse” and “O’Brien Medical” and any trademarks, tradenames, internet domain names or other intellectual property relating thereto granted to Lumenis pursuant to Section 7.C.(i)(z) of the Distribution Agreement and that all such rights revert back to the Eclipse Parties.

Section 2.2	Liabilities and Retained Liabilities.

        (a) Subject to Section 2.2.(b), at the Closing and effective as of the date of this Agreement, Lumenis hereby assumes and agrees to pay, perform and discharge when due on or after the date of this Agreement the following liabilities of the Eclipse Parties (the “Assumed Liabilities”):

(i) any and all liabilities, obligations and commitments arising out of the Service Agreements and, in each case, including any service warranties included in the Service Agreement (the “Service Warranties”), but excluding any obligation or liability for any breach of the Service Agreements occurring prior to the date of this Agreement;

(ii) any and all liabilities, obligations and commitments arising out of any product warranty made by an Eclipse Party in respect of Lumenis Products sold by an Eclipse Party prior to the date of this Agreement (the “Product Warranties”); and

(iii) any and all liabilities, obligations and commitments arising out of the Sale Orders and, in each case, including any Product Warranties included in the Sale Order and any training obligations that Eclipse previously committed to and has not yet provided as of the effective date of this Agreement, but excluding any obligation or liability for any breach of the Sale Orders occurring prior to the date of this Agreement.

        (b) The Assumed Liabilities are set forth in Exhibit A, which is attached hereto and incorporated by reference into this Agreement. Lumenis does not assume any Service Warranties, Product Warranties or any liabilities, obligations and commitments arising out of Sales Orders, or otherwise, that are not set forth in Exhibit A.

        (c) Notwithstanding any provision in this Agreement and regardless of any disclosure to Lumenis, Lumenis will not assume and the Eclipse Parties shall retain all liabilities and obligations of the Eclipse Parties (collectively, the “Retained Liabilities”), including any obligation or liability for any breach of the Service Agreements and Sale Orders, and any negligence or misconduct, occurring prior to the date of this Agreement, but excluding the Assumed Liabilities.

Section 2.3	Consideration.

        In consideration for the sale, transfer, assignment, conveyance and delivery of the Purchased Assets and the releases set forth in Article IV, Lumenis:

        (a) agrees to assume the Assumed Liabilities in accordance with Section 2.2; and

        (b) agrees to pay to Eclipse an amount equal to $3,000,000 (the “Purchase Price”) as follows:

(i) on January 31, 2005, an amount in cash equal to the sum of $650,000 by wire transfer in immediately available funds to a bank account specified by Eclipse at least two business days prior to the execution of this Agreement;

(ii) on January 31, 2005, an amount equal to the sum of $1,250,000 in principal and all accrued but unpaid interest calculated in accordance with the terms of the Promissory Note through the date of Closing, being the amount required to pay in full all of Eclipse’s obligations under the Promissory Note through the date of Closing (the “Promissory Note Payoff Amount”), by setting off the Promissory Note Payoff Amount against the amounts due to Lumenis under the Promissory Note and canceling the Promissory Note; and

(iii) on each of April 30, 2005, July 31, 2005, October 31, 2005, January 31, 2006, April 30, 2006 and July 31, 2006, an amount in cash equal to the Purchase Price, less the sum of $650,000 and the Promissory Note Payoff Amount, divided into six equal installments, by wire transfer in immediately available funds to a bank account specified by Eclipse at least two business days prior to the relevant payment date.

        Section 2.4 Inventory.

        (a) Lumenis agrees to purchase all Lumenis Products supplied under the Distribution Agreement or Transition Agreement and held in an Eclipse Party’s possession and inventory at Closing (the “Purchased Inventory”), and each of Eclipse, OB Medical, OB Holding and the Principals agrees to sell (or caused to be sold) the Purchased Inventory to Lumenis, for the purchase price set forth in Section 2.4(b).

        (b) Lumenis agrees to pay to Eclipse (the “Inventory Cost”) (i) for any used or demo Lumenis system that is in a salable condition, the price equal to 50% of the Lumenis’ list price for such Purchased Inventory in effect on the date of purchase of such system by Eclipse from Lumenis, (ii) for other Purchased Inventory that is in a new and salable condition, the price actually paid by Eclipse to Lumenis for the purchase of such Purchased Inventory from Lumenis, and (iii) for all other Purchased Inventory, at no cost to Lumenis.

        (c) Eclipse shall deliver the Purchased Inventory to Lumenis’ warehouse at its Salt Lake City location. Such delivery by Eclipse shall be FOB Eclipse’s warehouse located at Carrollton, Texas within 10 days after the date of this Agreement, and Lumenis shall inspect and accept the Purchased Inventory within 30 days after receipt of the Purchased Inventory at Lumenis’ warehouse.

        (d) Within 15 days after the receipt, inspection and acceptance of the Purchased Inventory, Lumenis shall pay the Inventory Cost to Eclipse by wire transfer in immediately available funds to a bank account previously specified by Eclipse.

        (e) In the event that any Eclipse Party acquires or comes into the possession of any Lumenis Product after the Closing:

(i) Eclipse shall promptly, and in any event, within 10 days after the acquisition or first possession of such Lumenis Product, notify Lumenis in writing that it has acquired or possesses a Lumenis Product and Lumenis shall have the right to purchase such Lumenis Product at the price specified in Section 2.4(e)(ii);

(ii) In the event Lumenis exercises its right under Section 2.4(e)(i), Lumenis shall pay to Eclipse (x) for any Lumenis Product in a salable condition, Lumenis’standard purchase cost for such used Lumenis Product then in effect (the “Product Cost”), and (y) for any Lumenis Product that is not in a salable condition, at no cost to Lumenis;

(iii) Lumenis may exercise such right to purchase at any time within 30 days after receipt of the written notice by written notice to Eclipse;

(iv) upon the exercise of such purchase right, Eclipse shall deliver such Lumenis Product to Lumenis’ warehouse at its Salt Lake City location;

(v) such delivery by Eclipse shall be FOB Eclipse’s warehouse at Carrollton, Texas within 10 days after receipt of Lumenis’ written notice of exercise of such right, and Lumenis shall inspect and accept such Lumenis Product within 30 days after receipt of such Lumenis Product at Lumenis’ warehouse; and

(vi) within 15 days after the receipt, inspection and acceptance of such Lumenis Product at its warehouse, Lumenis shall pay the Product Cost, if any, to Eclipse by wire transfer in immediately available funds to a bank account previously specified by Eclipse.

        (f) Title to, and risk of loss or damage to the Purchased Inventory and any Lumenis Product purchased pursuant to Section 2.4(e) shall pass to Lumenis upon delivery of the Purchased Inventory or Lumenis Product, as the case may be, to Eclipse’s warehouse in accordance with Section 2.4(c) or 2.4(e), as applicable.

Section 2.5	Trade Payables and Commissions.

        In full satisfaction of all outstanding trade payables owed by Eclipse to Lumenis, and of all outstanding credits, rebates, commissions, overcharges and other sums owed by Lumenis to Eclipse, under the Distribution Agreement and the Transition Agreement for Lumenis Products purchased or sold by Eclipse prior to the Closing, at the Closing, Eclipse shall pay to Lumenis an amount in cash equal to $427,741.60, consisting of (a) $506,011, representing the amount owed by Eclipse to Lumenis for such outstanding trade payables, less the sum of (b) $11,200, representing the amount owed by Lumenis to Eclipse for such outstanding credits, rebates, commissions, overcharges and other sums for the period ending on September 30, 2004, and (c) $67,069.40, representing the amount owed by Lumenis to Eclipse for such outstanding credits, rebates, commissions, overcharges and other sums for the period commencing on October 1, 2004 and ending prior to the Closing, by wire transfer in immediately available funds to a bank account specified by Lumenis at least two business days prior to the execution of this Agreement.

Section 2.6	Closing.

        The closing of the sale and purchase of the Purchased Assets (the “Closing”) will take place at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022 at 10:00 A.M., New York time, immediately following the execution of this Agreement.

Section 2.7	Indemnity.

        (a) Each of Eclipse, OB Medical, OB Holdings and the Principals on its or his behalf and on behalf of the other Eclipse Parties (each, an “Indemnifying Party”) jointly and severally covenants and agrees to defend, indemnify and hold harmless Lumenis and its Affiliates and their respective officers, directors, stockholders, employees and agents and their respective successors and assigns (collectively, the “Indemnitees”) from and against, and to pay or reimburse the Indemnitees for, any costs, liabilities, damages or losses from any claims, demands, actions, suits, judgments, proceedings, recoveries or expenses, whether or not resulting from third party claims (including but not limited to interest, additions and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys’ and accountants’ fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of the same) (collectively, “Losses”) resulting from or arising out of, based on or caused by the Retained Liabilities.

        (b) In the case of any claim asserted by a third party against Lumenis for which Lumenis is entitled to indemnification under Section 2.7(a):

(i) Lumenis will give notice to Eclipse promptly after Lumenis has actual knowledge of any claim as to which indemnity may be sought, and Lumenis may elect, in the sole discretion of Lumenis, to require Eclipse (at Eclipse’s expense) to assume the defense of any claim or any litigation resulting therefrom, provided that (x) the counsel provided by Eclipse must be reasonably satisfactory to Lumenis, (y) Lumenis and its counsel, at Lumenis’ expense, may participate in such defense, and (z) the failure by Lumenis to give notice as provided in this Agreement will not relieve an Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to Eclipse and the Indemnifying Party is materially damaged as a result of such failure to give notice;

(ii) except with the prior written consent of Lumenis, Eclipse, in the defense of any such claim or litigation, may not consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting Lumenis or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to Lumenis of a release from all liability with respect to such claim or litigation;

(iii) if Lumenis in good faith determines that the conduct of the defense of any claim subject to indemnification under this Agreement or any proposed settlement of any such claim by Eclipse might be expected to affect adversely Lumenis’ ability to conduct its business, or that Lumenis may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to an Indemnifying Party in respect of such claim or any litigation relating thereto, Lumenis will have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of Eclipse, provided that if Lumenis does so take over and assume control, Lumenis may not settle such claim or litigation without the written consent of Eclipse, such consent not to be unreasonably withheld;

(iv) if Eclipse does not accept the defense of any matter as above provided, Lumenis will have the full right to defend against any such claim or demand and will be entitled to settle or agree to pay in full such claim or demand without the written consent of Eclipse but will not thereby waive any right to indemnification for any Losses arising from such claim or demand in connection therewith pursuant to this Agreement; and

(v) in any event, each of the Indemnifying Parties and its counsel, on the one hand, and Lumenis and its counsel, on the other hand, will cooperate with each other in the defense of any claim or litigation subject to this Section 2.7, and each of the Indemnifying Parties, on the one hand, and Lumenis, on the other hand, agrees to make available to each other such of its personnel and provide any testimony and access to its books and records in connection therewith.

        (c) The parties agree to treat any indemnity payment made under this Section 2.7 as an adjustment to the Purchase Price for all tax purposes unless otherwise required by applicable law.

ARTICLE III
NON-COMPETE

Section 3.1	Non-Compete.

        (a) Subject to Section 3.1(b) and notwithstanding the fact that the Non-Competition Period, as defined in Section 6.C. of the Distribution Agreement, will not have expired on May 1, 2005, the first sentence of Section 6.C. of the Distribution Agreement and the clause contained in subsection 6.C.(i) thereof (the “Non-Compete Covenant”) shall terminate on May 1, 2005.

        (b) In the event that any Eclipse Party breaches the Non-Compete Covenant prior to the termination of the Non-Compete Covenant under Section 3.1(a) hereof, within 5 days after receipt of a written notice from Lumenis explaining the nature of such Eclipse Party’s default (the “Default Notice”):

(i) Eclipse shall pay to Lumenis in cash by wire transfer in immediately available funds an amount equal to the sum of (x) the portion of the Purchase Price that Eclipse has received as of the date of the Default Notice, (y) if as of the date of the Default Notice the Promissory Note has not been paid and cancelled in accordance with Section 2.3(b), an amount equal to the Promissory Note Pay-Off Amount, and (z) if as of the date of the Default Notice the Promissory Note has been paid and cancelled in accordance with Section 2.3(b), an amount equal to the interest that would have accrued on the Promissory Note from January 31, 2005 to the date of the Default Notice if the Promissory Note had not been paid and cancelled;

(ii) the obligation of Lumenis to pay the balance of the Purchase Price remaining unpaid under Section 2.3(b) on the date of the Default Notice shall terminate; and

(iii) the Non-Compete Covenant shall not terminate on May 1, 2005 or upon the expiration of the Non-Competition Period, and shall continue in full force and effect until, and shall terminate on, the second anniversary of the date of the Default Notice.

ARTICLE IV
RELEASE

Section 4.1	Mutual Release.

        (a) Each of the parties (each, a “Releasor”), on behalf of itself or himself and its and his respective parents, Affiliates (including but not limited to, sister corporations), direct and indirect subsidiaries, directors, officers, stockholders, heirs, executors, administrators, predecessors, successors and assigns, hereby irrevocably and fully and unconditionally releases, waives and forever discharges:

(i) in the case of Lumenis, each of the Eclipse Parties, together with its or his direct and indirect parents, Affiliates (including but not limited to, sister corporations), direct and indirect subsidiaries, successors and assigns and all their present and former directors, officers, stockholders, employees, representatives, contractors, consultants, agents, attorneys, heirs, executors and administrators (each, an “Eclipse Released Party”); and

(ii) in the case of each Eclipse Party, Lumenis, together with its direct and indirect parents, Affiliates (including but not limited to, sister corporations), direct and indirect subsidiaries, successors and assigns and all their present and former directors, officers, stockholders, employees, representatives, contractors, consultants, agents, attorneys, heirs, executors and administrators (each, a “Lumenis Released Party”, and each of an Eclipse Released Party and a Lumenis Released Party, a “Released Party”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, execution, claims, liabilities and demands, whatsoever, in law or equity, known or unknown (each a “Claim” and collectively, the “Claims”), which the Releasor has, had or may have had at, or at any time prior to, the date of this Agreement under the Distribution Agreement, the Transition Agreement, the Promissory Note and the Guarantees, but excluding any Claim arising in connection with or relating to (x) a breach or default under this Agreement, and (y) any Claim asserted by a third party against an Eclipse Released Party or Lumenis Released Party arising in connection with or relating to the Distribution Agreement, the Transition Agreement, Promissory Note or Guarantees.

        (b) Each Releasor acknowledges that it may hereafter discover facts different from or in addition to those it now knows or believes to be true with respect to the Claims released hereby. Notwithstanding the foregoing, each Releasor agrees that this Article IV shall remain effective in all respects and waives the right to make any new, different or additional Claims on account of such different or additional facts, if such new, different or additional Claims would have been released hereunder had such facts been known by such Releasor on the date of this Agreement.

        (c) Each Releasor hereby represents and warrants that (i) as of the date of this Agreement, such Releasor has not assigned or transferred or purported to assign or transfer any of the Claims released hereby, (ii) such Releasor has made an informed and knowledgeable decision with regard to entering into this Agreement and fully intends to be legally bound by the terms of this Agreement, including Article IV, (iii) such Releasor has had an opportunity to review this Article IV with legal counsel and fully understands the consequences hereof, and (iv) it or he has full authority or capacity to enter into this Agreement.

ARTICLE V
MISCELLANEOUS

Section 5.1	Notices.

        All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested and mail postage prepaid, when deposited in the official mail of the country from which it is being sent; (b) if sent by reputable overnight air courier two business days after mailing; (c) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted; or (d) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

        if to Lumenis:

20 West 55th Street New York, New York 10019 Fax: 212-331-8200 Tel: 212-515-4180 Attention: General Counsel

        if to Eclipse, OB Medical, OB Holdings or any of the Principals:

c/o Eclipse Medical, Ltd. 3728 Realty Road Addison, Texas 75001 Fax: 972-380-2953 Tel: 972-380-2911 Attention: Paul O’Brien

or to such other address or to such other Person as either party may have last designated by notice to the other party.

Section 5.2	Further Assurances.

        Each party will cooperate with each other party and execute and deliver such certificates and other documents and take such other actions as may reasonably be requested by the other party in order to consummate or implement the transactions contemplated by this Agreement, including but not limited to, cooperating with each other party in respect of, and making, all filings with any Person that may be required under applicable law, including but not limited to all returns and reports with federal and state governmental entities required under applicable law.

Section 5.3	Specific Performance.

        Each of the parties acknowledges and agrees that, in the event of any breach of any of the provisions of this Agreement, including Article III or IV, the other party or its Affiliates would be damaged irreparably in the event any of such provisions are not performed in accordance with their terms or otherwise are breached. Accordingly, each of the parties agrees that the other party of its Affiliates shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and the terms and provisions thereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and matter in addition to any other remedy to which it may be entitled, at law or in equity.

Section 5.4	Governing Law.

        This Agreement will be construed, performed and enforced in accordance with the laws of the State of New York without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

Section 5.5	Consent to Jurisdiction, etc.

        (a) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York City, and any appellate court from any decision or order thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by law, in such federal court. Each of the parties agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        (b) Each of the parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereunder in any New York state or federal court. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 5.6	Waiver of Punitive and Other Losses and Jury Trial.

        (a) THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER PUNITIVE, EXEMPLARY, LOST PROFITS, CONSEQUENTIAL OR SIMILAR DAMAGES IN ANY ARBITRATION, LAWSUIT, LITIGATION OR PROCEEDING ARISING OUT OF OR RESULTING FROM ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, EXCEPT IN CONNECTION WITH A CLAIM FOR INDEMNIFICATION WITH RESPECT TO A THIRD PARTY CLAIM WHERE PUNITIVE, EXEMPLARY, LOST PROFITS, CONSEQUENTIAL OR SIMILAR DAMAGES HAVE BEEN PAID OR REWARDED TO A THIRD PARTY IN SUCH THIRD PARTY CLAIM.

        (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE DISTRIBUTION AGREEMENT, THE TRANSITION AGREEMENT, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

        (c) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF THE FOREGOING WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THE DISTRIBUTION AGREEMENT, THE TRANSITION AGREEMENT, THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6.

Section 5.7	Expenses and Fees.

        Except as expressly provided in this Agreement, whether or not the transactions contemplated in this Agreement are consummated, each party will be responsible for its own expenses and fees incident to the preparation and performance of this Agreement.

Section 5.8	No Third-Party Beneficiaries.

        Except as otherwise provided in this Section 5.8, nothing in this Agreement will confer any rights upon any Person that is not a party or a successor or permitted assignee of a party to this Agreement. All the terms and provisions of Section 2.7 and Article IV will bind and inure to the benefit of and be enforceable by the Indemnitees and the Released Parties, respectively.

Section 5.9	Amendment and Waiver..

        No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and executed by Eclipse, on the one hand, and Lumenis, on the other hand. No waiver by any party of any default or breach hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default or breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 5.10	Assignment.

        Unless Lumenis consents in writing, neither this Agreement nor the rights and obligations granted hereunder shall be assigned or otherwise transferred, directly or indirectly, by Eclipse, OB Medical, OB Holdings or any of the Principals. Lumenis may, upon written notice to Eclipse, assign or otherwise transfer this Agreement and/or the rights and obligations arising hereunder to (i) any Person, provided that Lumenis remains liable for the payment of the Purchase Price, the Inventory Cost and Product Cost, (ii) any Person (other than an Affiliate of Lumenis) upon such Person’s direct or indirect acquisition of all or substantially all of the assets of the aesthetics business of Lumenis, (iii) any Person or Affiliated group of Persons (other than an Affiliate of Lumenis) that acquires, directly or indirectly, beneficial ownership of more than 50% of the outstanding shares of capital stock of Lumenis having ordinary voting power or with or into which Lumenis is merged or consolidated.

Section 5.11	Rights and Remedies.

        (a) Lumenis will have the right to satisfy any claim that Lumenis may have under this Agreement, including but not limited to Section 3.1(b), or that any Indemnitee may have against any Indemnifying Party under Section 2.7 (each, a “Lumenis Set-Off Claim”), prior to seeking satisfaction of such claim by any other means, by setting off the amount of such Lumenis Set-Off Claim against any amount due any Eclipse Party under this Agreement, including but not limited to Sections 2.3(b) and 2.4. Lumenis shall notify Eclipse at least 5 days before the due date of any payment under this Agreement against which it intends to set off any such Lumenis Set-Off Claim.

        (b) Eclipse will have the right to satisfy any claim that Eclipse may have under this Agreement, including but not limited to Sections 2.4(b) (each, an “Eclipse Set-Off Claim”), prior to seeking satisfaction of such claim by any other means, by setting off the amount of such Eclipse Set-Off Claim against any amount due Lumenis under this Agreement other than any amount due under Section 3.1(b). Eclipse shall notify Lumenis at least 5 days before the due date of any payment under this Agreement against which it intends to set off any such Eclipse Set-Off Claim.

        (c) The rights and remedies provided to each of the parties in this Agreement shall be cumulative and in addition to any other rights and remedies provided by law or in equity. Any failure in the exercise by any party of its rights to enforce any provision of this Agreement for any default or violation by another party shall not prejudice such party’s right of enforcement for such or any other default or violation.

Section 5.12	Guarantee.

        Each of OB Medical, OB Holdings and the Principals hereby jointly and severally unconditionally and irrevocably guarantees for the benefit of Lumenis, the punctual and complete performance and discharge by Eclipse of its obligations under Section 3.1(b) of this Agreement; provided, however, that the maximum amount which the Principals shall be required to pay with respect to this guarantee shall not exceed an aggregate of $625,000, it being understood that if Lumenis receives at least $625,000 under Section 3.1(b), then this Section 5.12 Guarantee shall terminate as to the Principals, but not as to OB Medical or OB Holdings.

Section 5.13	Compliance with Laws.

        Each of the parties shall comply in all material respects with all laws applicable to the transactions contemplated by this Agreement.

Section 5.14	Severability.

        The parties agree that it is not the intention of any party to violate any public policy, statutory or common law and that if any provision of this Agreement violates the applicable law of the jurisdiction where it is unlawful, such provision will be severable and will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. The parties agree that with respect to any provision of this Agreement that is held to be unenforceable or void, that they will attempt to renegotiate such provision in a manner consistent with the intention of the parties.

Section 5.15	Entire Agreement.

        This Agreement sets forth the entire understanding and agreement among the parties herein concerning the subject matter covered herein, and supersede and cancel any prior, contemporaneous, oral or written agreement or representation, if any, between the parties.

Section 5.16	Counterparts.

        This Agreement may be executed in counterparts, both of which will constitute one and the same instrument.

Section 5.17	Definitions.

        As used in this Agreement, the following terms have the following meanings:

        “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms, “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

        “Lumenis Product” means any Lumenis product or any of its related accessories, supplies and service spare parts.

        “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity (or any department, agency or political subdivision thereof) or any other entity.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by duly authorized officers as of the date first written above.

LUMENIS INC. BY: /s/ Kevin Morano —————————————— Kevin Morano President

ECLIPSE MEDICAL, LTD. BY: /s/ Thomas M O'Brien —————————————— Thomas M O'Brien President/CEO

O'BRIEN MEDICAL, LTD. By: O'BRIEN HOLDINGS, LLC BY: /s/ Thomas M O'Brien —————————————— Thomas M O'Brien President/CEO

O'BRIEN HOLDINGS, LLC BY: /s/ Paul O'Brien —————————————— Paul O'Brien Managing Partner

/s/ Thomas M O'Brien —————————————— Thomas M O'Brien

/s/ Paul O'Brien —————————————— Paul O'Brien

/s/ Kevin O'Brien —————————————— Kevin O'Brien Dated: January 14th, 2005

EXHIBIT A

[Attached Hereto and Incorporated by Reference into the Asset Purchase Agreement]

(CONFIDENTIAL)
(Exhibit A, which consists of thirty-nine pages, has been redacted and filed separately with the
Securities and Exchange Commission pursuant to a confidential treatment request.)